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                                                                   Exhibit 10.24

                               [MAXUS LETTERHEAD]

                                 April 13, 1995


TO:      Michael C. Forrest


         RE:     Change in Control Agreement

Dear Mike:

         This letter has reference to the letter agreement dated April 7, 1995 between you and Maxus concerning Maxus' obligations under that certain Change in Control Agreement dated June 1, 1992. You and Maxus are engaged in discussions concerning your possible employment beyond the June 30, 1995 date specified in said letter. In order to facilitate such discussions, you and Maxus have mutually agreed to extend the date by which Maxus must pay you severance compensation as contemplated in said letter agreement until July 3, 1995. Except as modified as to the payment date by the preceding sentence, Maxus' obligations under said April 7 letter agreement remain in full force and effect.

         Please indicate your agreement to the foregoing by signing and returning a copy of this letter.

                                           MAXUS ENERGY CORPORATION


                                           /s/ MARK J. GENTRY


                                           Mark J. Gentry, Vice President


AGREED TO
APRIL 13, 1995


/s/ MICHAEL C. FORREST
-------------------------------
Michael C. Forrest